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                                                                    EXHIBIT 10.1

                   MAY 1999 AMENDMENT TO THE CREDIT AGREEMENT
                             AND WAIVER AND CONSENT



                  MAY 1999 AMENDMENT TO THE CREDIT AGREEMENT AND WAIVER AND CONSENT (this "Amendment"), dated as of May 21, 1999, among Pool Energy Services Co. ("PESCO"), Pool Company (formerly Pool Energy Holding, Inc. and the successor by merger to Pool Company (the "Borrower")), and various banks party to the hereinafter defined Credit Agreement. All capitalized terms defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.


                              W I T N E S S E T H:

                  WHEREAS, PESCO, Pool Energy Holdings, Inc., Pool Company, various Banks, SBC Warburg Dillon Read Inc., as Arranger, Credit Lyonnais New York Branch, as Administrative Agent, and Swiss Bank Corporation, Stamford Branch, as Documentation Agent (the "Documentation Agent"), entered into an Amended and Restated Credit Agreement, dated as of March 26, 1998 (as amended to date, the "Credit Agreement"); and

                  WHEREAS, UBS AG, New York Branch, is the successor by merger to the Documentation Agent; and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided; and

                  WHEREAS, the Banks party hereto are willing to grant the waivers of and consents with respect to the Credit Agreement as set forth herein;


                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                  1. Amendments to the Credit Agreement. (a) Section 9.08 of the Credit Agreement is hereby amended by deleting the table therein and replacing it with the following:

                      Fiscal Quarter Ending                     Ratio
                      ---------------------                     -----
                  March 31, 1999                              1.55:1.00
                  June 30, 1999                               1.33:1.00
                  September 30, 1999                          1.33:1.00
                  December 31, 1999                           1.33:1.00
                  during 2000 or any year thereafter          1.75:1.00

                  (b) Clause (y) of Section 9.11 of the Credit Agreement is hereby amended by deleting the words "for of" and replacing them with "from".



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                  (d) Clause (G) of the definition of "Contingent Obligation" in
Section 11.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

         (G) PESCO's guarantee of the Borrower's obligations relating to any sale and leaseback transaction with respect to the Ranger Rigs or the 1999 Offshore Vessels.

                  (c) Section 11.01 of the Credit Agreement is hereby amended by adding the following defined term thereto in proper alphabetical order:

                  "1999 Offshore Vessels" shall mean the offshore supply vessels
         (i) M/V Cape Byrd (official no. 1076184), (ii) M/V Cape Hope (official no. 1076117), (iii) M/V Cape Beaufort (official no. 1076186) and (iv) M/V Cape Hawke (official no. 1076185).

                  2. Consents and Waivers. The Required Banks hereby grant the following consents and waivers with respect to the Credit Agreement:

                  (a) The Banks party hereto hereby consent to (i) the acquisition by the Borrower of the 1999 Offshore Vessels, (ii) the Borrower entering into four separate operating lease sale/leaseback transactions with respect to the 1999 Offshore Vessels (the "New Sale/Leaseback Transactions") similar to the sale/leaseback transaction presently in effect with respect to the Ranger Rigs and (iii) the use by the Borrower of the proceeds from the New Sale/Leaseback Transactions for the acquisition of capital assets and/or the repayment of debt.

                  (b) The Banks party hereto hereby waive the applicability of and compliance by the Borrower with the provisions of Sections 3.03(b), 4.02(f) and 9.02 of the Credit Agreement with respect to the New Sale/Leaseback Transactions, agree that the New Sale/Leaseback Transactions shall not be included in the determination of the aggregate value of asset sales permitted pursuant to Section 9.02(iv) of the Credit Agreement and agree that the provisions of clause (G) of the definition of Contingent Obligation in Section
11.01 of the Credit Agreement shall apply to the New Sale/Leaseback
Transactions.

                  3. Amendment, Consent and Waiver Fee. Provided the Required Banks execute this Amendment on or prior to May 21, 1999, the Borrower agrees to pay each Bank that executes this Amendment on or prior to May 21, 1999 an amendment, consent and waiver fee equal to 0.075% of such Bank's Revolving Loan Commitment as of May 21, 1999. Such fee shall be paid by the Borrower on or prior to May 28, 1999.

                  4. Representations and Warranties. In order to induce the Required Banks to enter into this Amendment, each of PESCO and the Borrower hereby represents and warrants that:

                  (a) no Default or Event of Default will exist as of the date hereof and after giving effect to this Amendment; and

                  (b) as of the date hereof, after giving effect to this Amendment, all representations, warranties and agreements of PESCO or the Borrower contained in the Credit Agreement will be true and correct in all material respects.



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                  5. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF.

                  6. Agreement Not Otherwise Amended. This Amendment is limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein, or prejudice any right or rights which the Banks, the Arranger, the Administrative Agent, the Documentation Agent or any of them now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Except as expressly modified hereby, the terms and provisions of the Credit Agreement shall continue in full force and effect. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to be a reference to the Credit Agreement as modified hereby.

                  7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                     POOL ENERGY SERVICES CO.


                                     By /s/ E. J. SPILLARD
                                        ----------------------------------------
                                        Name: E. J. Spillard
                                        Title: Senior Vice President, Finance


                                     By /s/ R. A. JOHANNSEN
                                        ----------------------------------------
                                        Name: R. A. Johannsen
                                        Title: Treasurer

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                                     POOL COMPANY


                                     By /s/ E. J. SPILLARD
                                        ----------------------------------------
                                        Name: E. J. Spillard
                                        Title: Senior Vice President, Finance


                                     By /s/ R. A. JOHANNSEN
                                        ----------------------------------------
                                        Name: R. A. Johannsen
                                        Title: Treasurer


                                     CREDIT LYONNAIS NEW YORK BRANCH


                                     By /s/ PHILIPPE SOUSTRA
                                        ----------------------------------------
                                        Name: Philippe Soustra
                                        Title: Senior Vice President


                                     UBS AG, STAMFORD BRANCH


                                     By /s/ PAUL R. MORRISON
                                        ----------------------------------------
                                        Name: Paul R. Morrison
                                        Title: Executive Director


                                     By /s/ ANDREW N. TAYLOR
                                        ----------------------------------------
                                        Name: Andrew N. Taylor
                                        Title: Associate Director


                                     BANK ONE, TEXAS, N.A.


                                     By /s/ KAREN A. PATTERSON
                                        ----------------------------------------
                                        Name: Karen A. Patterson
                                        Title: Vice President



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                                     HSBC BANK USA


                                     By /s/ GEORGE LINHART
                                        ----------------------------------------
                                        Name: George Linhart, #9429
                                        Title: Relationship Manager


                                     ARAB BANKING CORPORATION (B.S.C.)


                                     By /s/ STEPHEN A. PALUCHE'
                                        ----------------------------------------
                                        Name: Stephen A. Plauche'
                                        Title: Vice President


                                     THE BANK OF NOVA SCOTIA


                                     By /s/ A. S. NORSWORTHY
                                        ----------------------------------------
                                        Name: A. S. Norsworthy
                                        Title: Sr. Team Leader-Loan Operations


                                     BANQUE NATIONALE DE PARIS,
                                        HOUSTON AGENCY


                                     By
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     DEN NORSKE BANK ASA


                                     By
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By
                                        ----------------------------------------
                                        Name:
                                        Title:



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                                            THE FUJI BANK, LIMITED,
                                                NEW YORK BRANCH


                                     By     /s/ RAYMOND VENTURA
                                        ----------------------------------------
                                        Name:   Raymond Ventura
                                        Title:  Vice President & Manager


                                     GULF INTERNATIONAL BANK B.S.C.


                                     By
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     HIBERNIA NATIONAL BANK


                                     By     /s/ BRUCE ROSS
                                        ----------------------------------------
                                        Name:   Bruce Ross
                                        Title:  Senior Vice President


                                     NATEXIS BANQUE BFCE


                                     By     /s/ RENAUD J. d'HERBES
                                        ----------------------------------------
                                        Name:   Renaud J. d'Herbes
                                        Title:  Senior Vice President &
                                                Regional Manager


                                     By     /s/ N. ERIC DITGES
                                        ----------------------------------------
                                        Name:   N. Eric Ditges
                                        Title:  Assistant Vice President


                                     NATIONAL BANK OF ALASKA


                                     By     /s/ PATRICIA JELLEY BENZ
                                        ----------------------------------------
                                        Name:   Patricia Jelley Benz
                                        Title:  Vice President


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